Interest Income (Expense), Net	12 Months Ended
Dec. 31, 2022
Banking And Thrift Interest [Abstract]
Interest Income (Expense), Net
22.	INTEREST INCOME (EXPENSE), NET

Interest income (expense), net consisted of the following:

	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2020
Income	71	13	34
Expense	(13)	(42)	(54)
Total	58	(29)	(20)

Interest income recorded in 2022 was composed of $71 million of interest income, partially offset by interest expense on borrowings and banking fees of $13 million.

Interest income is related to cash and cash equivalents, short-term deposits and marketable securities held by the Company.

On January 1, 2022, the Company adopted the new U.S. GAAP reporting guidance on distinguishing liabilities from equity and EPS. The new guidance was adopted by applying the modified retrospective method, under which prior year periods are not restated. Interest expense recorded in 2021 and 2020 included a charge of $34 million and $42 million respectively, related to the outstanding senior unsecured convertible bonds, mainly resulting from the non-cash accretion expense, as recorded under the previous accounting guidance. With the adoption of the new guidance, the finance cost of the convertible debt instruments outstanding at the date of adoption is limited to the amortization expense of debt issuance costs.

No borrowing cost was capitalized in 2022, 2021 and 2020.  Interest income on U.S. Treasury Bonds classified as available-for-sale marketable securities amounted to $1 million for the year ended December 31, 2022, $1 million for the year ended December 31, 2021 and $3 million for the year ended December 31, 2020.